UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2006

CONOR MEDSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51066	94-3350973
(Commission File Number)	(IRS Employer Identification No.)

1003 Hamilton Court

Menlo Park, CA 94025

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 614-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 15, 2006, Conor Medsystems, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in this Item 2.02 and in the press release attached as Exhibit 99.1 to this current report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the press release attached as Exhibit 99.1 to this current report shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Conor Medsystems, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in our Current Report on Form 8-K filed on February 10, 2006, George Milne resigned from the Company’s Board of Directors effective as of February 6, 2006. Dr. Milne was a member of the Company’s Audit Committee, and, as a result of his resignation, the composition of the Company’s Audit Committee was reduced from three members to two members. The Company provided notice of Dr. Milne’s resignation to The Nasdaq Stock Market, or Nasdaq, on February 10, 2006. Steven B. Gerber was appointed to the Audit Committee effective February 10, 2006.

Nasdaq’s Marketplace Rule 4350(d) requires, among other things, that the Company’s Audit Committee have at least three members. On February 13, 2006, the Company received a letter from the Nasdaq Listing Qualifications Department indicating that the Company was not in compliance with Nasdaq Marketplace Rule 4350(d) with respect to audit committee composition requirements as a result of Dr. Milne’s resignation on February 6, 2006. As a result of the appointment of Steven B. Gerber to the Audit Committee on February 10, 2006, however, Nasdaq indicated in the letter that the Company has remedied its noncompliance with the audit committee composition requirements of Nasdaq Marketplace Rule 4350(d). Accordingly, Nasdaq indicated in the letter that the Company is now in compliance with the requirements for continued listing set forth in Nasdaq Marketplace Rule 4350(d) and, subject to the issuance of a press release in accordance with the requirements of Nasdaq Marketplace Rule 4803(a), the matter is now closed. On February 15, 2005, the Company issued a press release with respect to the foregoing in accordance with Nasdaq Marketplace Rule 4803(a).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description
99.1	Press Release entitled “Conor Medsystems Announces 2005 Financial Results,” dated February 15, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOR MEDSYSTEMS, INC.

	By:	/s/ Michael Boennighausen
Dated: February 15, 2006		Michael Boennighausen Vice President and Chief Financial Officer

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EXHIBIT INDEX

Number	Description
99.1	Press Release entitled “Conor Medsystems Announces 2005 Financial Results,” dated February 15, 2006.

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